UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

PORTFOLIO 21 GLOBAL EQUITY FUND

TRILLIUM SMALL/MID CAP FUND

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2015

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices. Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non- resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. This is not a forecast of the Funds’ future performance. Earnings growth for a Fund’s holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Portfolio 21 Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	6

Schedule of Investments	7

Trillium Small/Mid Cap Fund

A Message to Our Shareholders	11

Sector Allocation	15

Schedule of Investments	16

Expense Examples	19

Statements of Assets and Liabilities	22

Statements of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	29

Notes to Financial Statements	32

Approval of Investment Advisory Agreement	44

Additional Information	47

Privacy Notice	48

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

We are proud to report on a strong year for Portfolio 21 Global Equity Fund (“Portfolio 21”) in 2015.  We believe the market is again recognizing the value of the quality, despite (or perhaps because of) the recent volatility.

Performance overview

The global equity portfolio outperformed the MSCI ACWI for the period ending December 31, 2015.  Quality stocks again outperformed in the fourth quarter with the ACWI Quality Index leading the standard MSCI ACWI Index by just over 1%. Quality has outperformed junk since mid-2014, after lagging since the market rebound from the financial crisis in early 2009.

Technology stocks were some of the best contributors to performance returns led by solar energy stocks. First Solar and SunPower both soared on strong third quarter results and a solar energy investment tax credit extension imbedded in December’s U.S. budget deal. Fund healthcare returns were also strong as Swedish radiotherapy company Elekta continued its turnaround. The company posted improved sales and margins, in addition to several key wins at U.S. medical centers for Elekta’s new Gamma Knife Icon brain surgery system.

On the downside, Industrial names had a tougher road, especially those with connections to the oil and gas industry like Quanta Services, an infrastructure solutions firm which fell on news of project delays and reduced guidance. Fund transportation stocks, including Ryder System and Canadian Pacific, detracted from performance as well on slowing volume concerns. Consumer stocks experienced headwinds too, with United Natural Foods down as the healthy food industry continued its growing pains. Additionally, our Woolworths Holdings position depreciated as the South African rand plummeted after President Jacob Zuma fired the finance minister, strengthening his grip on power amid differences over government spending. Despite the short term declines in value, our theses on these names remain intact.

As we head into 2016 we look for continued and possibly elevated volatility. The U.S. interest rate hike has now diverged from other global Central Banks’ easing policies creating a new rate/currency dynamic. On a company level, debt and goodwill remain at relative high levels with a continuing emphasis on financially engineered outcomes such as share buybacks and tax inversions. Increasing debt and goodwill is fine as long as earnings continue to grow but can have serious consequences if economies take a turn for the worse. Also, by not reinvesting in innovation, companies put future earnings at greater risk. With economic data continuing to remain tepid and the ultimate ramifications of the Central Bank-fueled asset inflation remaining unknown, we continue to stay invested in quality companies with strong balance sheets and a preference for reinvesting in their own businesses.

Performance as of	6	1	3	5	10	Since
December 31, 2015	Months	Year	Year	Year	Year^	Inception^
Retail (PORTX)	-0.75	1.91	7.41	5.59	5.24	4.91
Institutional (PORIX)	-0.61	2.20	7.72	5.89	5.54	5.22
MSCI ACWI	-4.90	-2.36	7.69	6.09	4.75	3.86

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

^
PORIX performance reflects a blend of retail class shares (PORTX) and institutional class shares (PORIX) adjusted to reflect institutional class (PORIX) fees. PORTX performance is used from fund inception date, 9/30/99, until the launch of PORIX on 3/30/07. PORIX performance is used from 3/30/07 to date.

Gross Expense Ratio*
Class R	1.37%
Class I	1.08%

*	Gross expense ratio is from Portfolio 21’s prospectus dated October 31, 2015.

Environmental Performance

Across all sectors, Trillium Asset Management (the “Adviser”) identifies and invests in companies that have lower carbon intensities than their peer set. Carbon intensity is the average emission rate of a given pollutant from a given source relative to the intensity of a specific activity. Utilizing data from Trucost, a leading global research and environmental data provider, the carbon intensity of Portfolio 21 and its benchmark, the MSCI All Country World Index (ACWI), were calculated for nine greenhouse gases and then converted into tons of carbon dioxide equivalents. At the close of 2015, Portfolio 21 achieved a 56% lower carbon footprint than the MSCI ACWI.

While low carbon intensity is an essential characteristic of companies held in Portfolio 21, the Adviser also considers a company’s environmental impact. Alternatively stated, the impact a company has on water use, waste, land and water pollutants, air pollutants, and natural resource use. To determine the overall environmental impact of Portfolio 21 and its benchmark, Trucost weights a company’s environmental impact by revenue and the amount of environmental impact the company contributes to the portfolio based on Portfolio 21’s ownership share. All of the companies in the portfolio are then added together, creating the environmental impact apportioned to Portfolio 21. This is then normalized by the total revenue apportioned by each holding to create the data presented in the chart below. At the close of 2015, Portfolio 21 achieved a 44% lower environmental footprint than the MSCI ACWI.

Carbon/Environmental Footprint

	Portfolio 21	MSCI ACWI

Number of companies	93	2,397
Value of Holdings ($ MN)	414.13	414.13
Total Carbon Emissions (tCO2e)	32,880	101,011
Total Carbon Footprint (tCO2e/$mn)	137.18	314.07
Environmental costs apportioned
to holdings ($MN)-	5.211	12.406
Total Environmental Footprint (per $MN)	2.17%	3.86%

 Source: Trucost

New Positions

We added several positions to Portfolio 21 during the period, including:

IPG Photonics is a leading integrated manufacturer of fiber lasers with well over 50% share of the fiber laser market.  The company has both a technology and cost advantage with its internal diode and fiber manufacturing that should enable further market share growth.  We believe that IPG will grow earnings at an above industry pace due to a technological advantage resulting in higher efficiency and higher quality beams and a lower cost manufacturing structure provided by vertical integration of diode and fiber manufacturing.  We added the stock to the strategy ahead of the Q3 2015 earnings release.  The stock had fallen on concerns over the company’s China business, and competitive threats from original equipment manufacturers (“OEMs”) backward integrating, as well as emerging rivals.  We felt these concerns were overblown and that the market had afforded a buying opportunity.  The earnings release was solid and provided further evidence that IPG continues to maintain a strong technical lead and that the market for fiber lasers has a long runway for growth.  There is further upside potential later in 2016 as IPG has new products and advancements in the pipeline to address current and new verticals.

As a result of their design and components, fiber lasers are reliable, efficient, and portable, and are easier to use. Additionally, fiber lasers have higher absorption, which enables faster cutting speed with less power and the ability to process a wider variety of materials. IPG reports that fiber lasers convert electrical energy to optical energy twice as efficiently as the closest competing technology, which is up to 30 times more efficiently than older technologies.

IPG promotes the efficiency of its products by providing a fiber laser energy savings calculator on its website. We have asked the company to improve its environmental accounting and disclosure of its key performance indicators.

Rockwell Automation is a pure play provider of industrial automation and information products.  Though not the largest player in the space, the company has consistently posted the best operating metrics among its peers.  Key to performance has been its Logix software platform which is unique in its ability to control both discrete and process manufacturing.  This flexibility provides a competitive advantage as customers look to improve the efficiency, quality and safety of their operations through automation.  We added the stock in the 4th quarter as slowing global industrial growth had pushed the stock price down over 20%.  While it is hard to time an industrial uptick, we feel that Rockwell’s value proposition of greater overall manufacturing efficiency will continue to resonate with customers looking to cut costs.

Steelcase (office furniture supplier) implemented a new Rockwell Automation control system that enabled Steelcase to improve operation of its boilers, energy management software and power meters to better gauge and minimize energy use. As a result of Rockwell’s solutions, Steelcase reduced its energy use by 15% and its carbon footprint by 25%. To assist its customers in becoming ISO 50001 compliant, Rockwell is working to implement CIP Energy into its products. CIP Energy is an energy monitoring and control system that provides a common command interface and a network-visible data structure across processes and equipment. With regard to the company’s direct environmental impacts, Rockwell Automation reports its key performance indicators (waste, water, energy use and associated CO2 emissions); however, the company does not have reduction goals in place for its water use. We have requested that the company implement a target.

Conclusion

We wish you the best in the New Year.  We look forward to continuing to provide a steady hand and a consistent approach as we look for global leaders in this dynamic and volatile environment.

Sincerely,

The Portfolio 21 Global Equity Fund Investment Management Team

Jim Madden	Tony Tursich
Portfolio Manager	Portfolio Manager

Portfolio 21 Global Equity Fund

COUNTRY ALLOCATION at December 31, 2015 (Unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$4,847,945	1.1%
Brazil	3,609,557	0.9%
Canada	8,476,144	2.0%
China	2,181,935	0.5%
Denmark	17,239,623	4.1%
France	12,914,297	3.0%
Germany	14,184,142	3.4%
Hong Kong	10,381,232	2.4%
Ireland	9,179,800	2.2%
Japan	30,420,666	7.2%
Netherlands	17,136,990	4.1%
Portugal	4,749,546	1.1%
South Africa	3,719,830	0.9%
South Korea	6,140,516	1.4%
Spain	14,656,564	3.5%
Sweden	12,831,494	3.0%
Switzerland	15,906,231	3.8%
Taiwan	5,232,500	1.2%
Turkey	2,082,454	0.5%
United Kingdom	21,378,863	5.1%
United States	212,146,956	50.1%
Liabilities in Excess
of Other Assets	(6,419,860)	(1.5)%
	$422,997,425	100.0%

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS: 97.4%

Automobiles & Components: 2.6%
400,000	BYD Co. Ltd.
	(China) (a)	$2,181,935
85,000	Denso Corp. (Japan)	4,061,767
115,000	Johnson
	Controls, Inc.
	(United States)	4,541,350
		10,785,052

Banks: 7.8%
350,000	Banco Bilbao
	Vizcaya Argentaria
	SA (Spain)	2,557,389
220,000	DGB Financial
	Group
	(South Korea)	1,874,187
250,000	Hang Seng Bank Ltd.
	(Hong Kong)	4,738,339
447,420	New Resource
	Bank (United
	States) (a) (b) (c)	2,293,027
53,000	PNC Financial
	Services Group, Inc.
	(United States)	5,051,430
40,000	SVB Financial Group
	(United States) (a)	4,756,000
125,000	The Toronto
	Dominion Bank
	(Canada)	4,899,906
4,000,000	Turkiye Sinai
	Kalkinma Bankasi
	A/S (Turkey)	2,082,454
200,000	Westpac Banking
	Corp. (Australia)	4,847,945
		33,100,677

Capital Goods: 6.9%
155,000	Atlas Copco AB –
	Class A (Sweden)	3,801,345
13,500	Geberit AG
	(Switzerland)	4,572,487
165,738	Koninklijke Philips
	Electronics NV
	(Netherlands)	4,230,364
275,000	Kubota Corp. (Japan)	4,248,378
225,000	Quanta Services,
	Inc. (United
	States) (a)	4,556,250
38,000	Rockwell
	Automation, Inc.
	(United States)	3,899,180
40,000	Siemens AG
	(Germany)	3,869,856
		29,177,860

Commercial & Professional Services: 3.4%
1,200,000	China Everbright
	International Ltd.
	(Hong Kong)	1,534,414
91,000	Intertek Group
	(United Kingdom)	3,722,519
65,000	Verisk Analytics,
	Inc. (United
	States) (a)	4,997,200
81,000	Waste
	Management, Inc.
	(United States)	4,322,970
		14,577,103

Consumer Durables & Apparel: 2.3%
90,000	Nike, Inc.
	(United States)	5,625,000
385,000	Panasonic Corp.
	(Japan)	3,902,943
		9,527,943

Consumer Services: 2.4%
270,000	Compass
	Group PLC
	(United Kingdom)	4,678,648
27,500	Panera Bread Co. –
	Class A (United
	States) (a) (d)	5,356,450
		10,035,098

Diversified Financial Services: 4.2%
57,000	American Express
	Co. (United States)	3,964,350
90,000	Bank of New York
	Mellon Corp.
	(United States)	3,709,800

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Unaudited), Continued

Shares		Value

Diversified Financial Services (Continued)
19,000	Intercontinental
	Exchange
	Group, Inc.
	(United States)	$4,868,940
70,000	MSCI, Inc.
	(United States)	5,049,100
		17,592,190

Energy: 1.0%
100,000	Koninnklijke
	Vopak NV
	(Netherlands)	4,306,506

Food, Beverage & Tobacco: 1.5%
65,000	Danone (France)	4,392,300
200,000	Darling
	International, Inc.
	(United States) (a)	2,104,000
		6,496,300

Food & Staples Retailing: 3.3%
55,000	CVS Health Corp.
	(United States)	5,377,350
365,000	Jeronimo Martins,
	SGPS, SA
	(Portugal)	4,749,546
100,000	United Natural
	Foods, Inc.
	(United States) (a)	3,936,000
		14,062,896

Health Care Equipment & Services: 4.1%
61,000	Coloplast A/S
	(Denmark)	4,924,967
500,000	Elekta AB
	(Sweden) (d)	4,248,430
65,000	Medtronic PLC
	(Ireland)	4,999,800
50,000	Sysmex Corp.
	(Japan)	3,207,234
		17,380,431

Household & Personal Products: 2.2%
25,000	L’Oreal (France)	4,205,144
120,000	Unilever NV
	(Netherlands)	5,230,120
		9,435,264

Insurance: 3.2%
27,000	Allianz SE
	(Germany)	4,759,533
85,000	MetLife, Inc.
	(United States)	4,097,850
40,000	The Travelers
	Companies, Inc.
	(United States)	4,514,400
		13,371,783

Materials: 7.0%
100,000	Croda International
	PLC
	(United Kingdom)	4,480,520
46,000	Ecolab, Inc.
	(United States)	5,261,480
100,000	Johnson Matthey PLC
	(United Kingdom)	3,911,810
335,000	Klabin SA (Brazil)	1,982,057
100,000	Novozymes A/S –
	Class B (Denmark)	4,787,889
42,000	Praxair, Inc.
	(United States)	4,300,800
165,000	Svenska Cellulosa
	AB – Class B
	(Sweden)	4,781,719
		29,506,275

Media: 1.1%
260,000	Reed Elsevier PLC
	(United Kingdom)	4,585,366

Pharmaceuticals, Biotechnology
& Life Sciences: 8.4%
19,000	Biogen, Inc.
	(United States) (a)	5,820,650
105,000	Merck & Co., Inc.
	(United States)	5,546,100
48,000	Novartis AG
	(Switzerland)	4,128,925
130,000	Novo-Nordisk A/S –
	Class B (Denmark)	7,526,767
26,000	Roche Holdings AG
	(Switzerland)	7,204,819
40,000	Waters Corp.
	(United States) (a)	5,383,200
		35,610,461

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Unaudited), Continued

Shares		Value

Real Estate: 2.2%
170,000	Daiwa House
	Industry Co. Ltd.
	(Japan)	$4,886,880
27,000	Jones Lang
	Lasalle, Inc.
	(United States)	4,316,220
		9,203,100

Retailing: 3.4%
80,000	The TJX ,
	Companies Inc.
	(United States)	5,672,800
60,000	Tractor Supply Co.
	(United States)	5,130,000
575,000	Woolworths
	Holdings Ltd.
	(South Africa)	3,719,830
		14,522,630

Semiconductors & Semiconductor
Equipment: 5.0%
85,000	First Solar, Inc.
	(United States) (a)	5,609,150
40,000	NPX
	Semiconductors NV
	(Netherlands) (a)	3,370,000
4,000	Samsung Electronic
	Co. Ltd.
	(South Korea)	4,266,329
85,000	SunPower Corp.
	(United
	States) (a) (d)	2,550,850
230,000	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. SA –
	ADR (Taiwan) (d)	5,232,500
		21,028,829

Software & Services: 10.8%
40,000	Accenture PLC
	(Ireland)	4,180,000
56,000	Adobe Systems, Inc.
	(United States) (a)	5,260,640
12,000	Alphabet, Inc. –
	Class A (United
	States) (a)	9,336,120
100,000	Amadeus IT
	Holding SA
	(Spain)	4,407,488
50,000	Ansys, Inc.
	(United States) (a)	4,625,000
30,000	Intuit, Inc.
	(United States)	2,895,000
115,000	PayPal
	Holdings, Inc.
	(United States) (a)	4,163,000
70,000	SAP SE (Germany)	5,554,753
69,000	Visa, Inc.
	(United States)	5,350,950
		45,772,951

Technology Hardware & Equipment: 3.8%
64,000	Apple, Inc.
	(United States)	6,736,640
210,000	Cisco Systems, Inc.
	(United States)	5,702,550
40,000	IPG Photonics
	Corp. (United
	States) (a)	3,566,400
		16,005,590

Telecommunication Services: 3.2%
365,000	China Mobile Ltd.
	(Hong Kong)	4,108,479
190,000	KDDI Corp. (Japan)	4,934,337
100,000	Verizon
	Communications,
	Inc.
	(United States)	4,622,000
		13,664,816

Transportation: 4.3%
28,000	Canadian Pacific
	Railway Ltd.
	(Canada)	3,576,238
55,000	East Japan
	Railway Co.
	(Japan)	5,179,127
70,000	Ryder Systems, Inc.
	(United States)	3,978,100

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Unaudited), Continued

Shares		Value

Transportation (Continued)
55,000	United Parcel
	Service, Inc.
	(United States)	$5,292,650
		18,026,115

Utilities: 3.3%
500,000	EDP Renovaveis
	SA (Spain)	3,932,833
165,000	ITC Holdings Corp.
	(United States)	6,476,250
45,000	Red Electrica
	Corporacion SA
	(Spain)	3,758,854
		14,167,937
TOTAL COMMON STOCKS
(Cost $344,083,497)		411,943,173

PREFERRED STOCKS: 0.4%
Banks: 0.4%
250,000	Itau Unibanco
	Holding SA (Brazil)	1,627,500

TOTAL PREFERRED STOCKS
(Cost $1,929,175)		1,627,500

REAL ESTATE INVESTMENT TRUSTS: 1.5%
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.
	(United States) (d)	2,081,200
17,000	Unibail-Rodamco
	SE (France)	4,316,853

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $5,976,171)		6,398,053

SHORT-TERM INVESTMENTS: 0.4%

Money Market Funds: 0.4%
1,932,209	First American Prime
	Obligations Fund –
	Class Z, 0.210%
	(United States)^	1,932,209

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,932,209)		1,932,209

INVESTMENT PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING: 1.8%

Money Market Funds: 1.8%
7,516,350	First American Prime
	Obligations Fund –
	Class Z, 0.210%
	(United States)^	7,516,350

TOTAL INVESTMENT PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $7,516,350)		7,516,350

TOTAL INVESTMENTS IN
SECURITIES: 101.5%
(Cost $361,437,402)		429,417,285
Liabilities in Excess of
Other Assets : (1.5)%		(6,419,860)
TOTAL NET ASSETS: 100.0%		$422,997,425

(a)	Non-income producing security.
(b)	Affiliated company as defined by the Investment Company Act of 1940. (See Note 6)
(c)	All or a portion of this security is considered illiquid. As of December 31, 2015 the total market value of illiquid securities was $2,293,027 or 0.5% of net assets.
(d)	This security or a portion of this security was out on loan at December 31, 2015. As of December 31, 2015 the total market value of loaned securities was $7,063,940 or 1.7% of net assets. (See Note 4)
ADR	American Depositary Receipt
^	Seven-day yield as of December 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

Dear Shareowners, Friends, and Clients,

We are proud to issue this first semi-annual report for the Trillium Small/Mid Cap Fund (“SMID Fund”).  Despite the recent volatile markets of recent months, we believe our approach to creating a diversified Small/Mid Cap portfolio of environmental, social and governance (“ESG”) leaders will position the product well over the long-term.

Performance overview

The SMID Fund underperformed the S&P 1000® for the period ending December 31, 2015, due primarily to market jitters which put pressure on our technology and financial names. 2015 was a year of contradictions and noise, along with a highly concentrated and narrowly-focused market. Oil prices dropped precipitously, ending at $37 per barrel - down 39% for the year. This steep decline in energy prices slowed economic growth worldwide. The strength in the U.S. dollar continued to be a headwind for multinational companies.

At year end, the portfolio contained 67 stocks representing all of the economic sectors comprising the S&P 1000® Index. During the 4th quarter, relative to the sector weights in the S&P 1000® Index, the portfolio was overweight the Consumer Staples, Healthcare, Industrials, Information Technology, and Telecommunication sectors. The portfolio was underweight Energy, Financials, Materials, and Utilities. We were essentially market weight in Consumer Discretionary. We benefited nicely from our underweight to Energy and over weights to Healthcare and Telecommunications. The benefit was offset slightly by our underweight to Financials and overweight to Consumer Staples.

We exited EnerNOC and Trimble Navigation during the period. With a shifting regulatory landscape and a transitioning business model, we felt there were too many uncertainties in the EnerNOC story to stick with the name. And, we took advantage of a strong stock move on a solid report out of Trimble as we believe the agricultural and oil-exposed businesses will remain challenged.

Stock selection was hurt by specific names in Consumer Staples and Information Technology.  United Natural Foods, one our largest holdings, continued to experience weakness as the competitive environment in natural foods intensifies. We doubled down too soon on the name, but still feel the long term health of the natural foods distribution business remains intact even if the near-to-medium term may remain noisy. Within Information Technology, the weakest names were Akamai Technologies and F5 Networks. F5 underperformed on slowing revenue growth as international markets weakened substantially, particularly in Latin America. Akamai underperformed based on heightened concerns over the emerging trend of bigger clients choosing to move some content delivery service in-house. Deckers Outdoor has suffered due to the warm winter weather which has been a headwind to Decker’s core UGG boot line. Men’s Wearhouse continues to be plagued by the acquisition of Jos A. Banks, where results have been extremely weak as the company discontinues the historic severe discounting practices of the previous management team. The stock reaction seems overdone and given solid trends at the legacy Men’s Wearhouse brands, the ability of management to turn the tide at Jos A. Banks seems favorable, though it clearly is not a quick fix.

On the positive side, Cambrex, a manufacturer of active pharmaceutical ingredients (APIs), ended the year on a strong note, more than doubling for the year, as it benefits from the trend of increasing outsourcing by large pharmaceuticals. Our recent healthcare addition, Dentsply, was also a strong contributor as the dental supply company announced a favorable acquisition of a dental equipment manufacturer. Two of our energy efficiency plays performed well in the second half of the year, First Solar and Acuity Brands. Solar power equipment manufacturer and project developer First Solar benefited from both a strong quarterly report as well as an unexpected policy boon, as key tax credits were extended for five years. Acuity Brands, is riding the trend of increased adoption of LED lighting solutions across commercial and residential applications. Finally, one of our larger holdings, Jarden announced it was merging with Newell Rubbermaid to become Newell Brands, a $16 billion consumer goods company.

Despite signs of stabilization in Q4, the weak start to 2016 demonstrates that there is still a lot of uncertainty in the equity market. While looking at a stock screen over the past few months has been incrementally more painful, the domestic macro environment (which is most important to our portfolio) does not feel all that much worse. As such, it feels like there is a lot of emotion baked into the volatile stock moves and there is not much “new” to act on. We will maintain our positioning which looks for a stable to improving domestic economy, while seeking out opportunities to buy values created in the current market.

Performance as of	Since Inception
December 31, 2015	August 31, 2015
Institutional (TSMDX)	-4.20
S&P 1000® Index	-0.47

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.  Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Expense Ratio*
Gross	1.32%
Net	0.98%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2015. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, and taxes) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Shares to 0.98% of the SMID Fund’s average daily net assets (the “Expense Caps”).  The Expense Caps are indefinite, but will remain in effect until at least July 30, 2017.

Environmental Performance

Utilizing data from HIP Investor, a leading ESG ratings provider we identified, at the close of 2015, the SMID Fund has a reported carbon intensity that is less than a third than that of its benchmark.
Carbon Intensity vs. S&P 1000® Index

Clean Capitalist by	Carbon Intensity	Carbon Intensity	Clean
Corporate Knights	(tCO2e/$m)	(tCO2e/$m)	Capitalist
	Scope 1 & 2	Scope 1,2,3	Coverage

TSMDX	87	238	82%
S&P 1000	305	1764	51%*

*94% coverage of S&P MidCap 400 and 22% coverage of S&P SmallCap 600

 Source: HIP Investor

New Positions

We added several positions to the portfolio during the period, including:

AO Smith is a leading water heater and boiler manufacturer, with sales predominantly in the U.S. but a significant proportion also in China.  Domestically, their heaters are exposed to new home building but more so to renovation, as heaters need to be replaced approximately every decade.  In China, water heaters are more similar to home appliances rather than building materials, and AOS has successfully built a strong consumer brand.  They are branching out using that reputation from water heating to the adjacent market of water treatment, as it is well documented that rising middle class citizens demand cleaner water, as well as a nascent market in indoor air purification.  AOS’s products are all more efficient than what they replace, and the company successfully transitioned its heaters to meet strict efficiency standards this spring.

Zendesk is  a small-cap, early stage,  growth company that provides cloud based help desk and ticketing solutions to small and medium sized businesses globally. The company’s mission is to help companies provide better customer service by leveraging technology across all end user touch points. The company operates in the e-commerce space and has a leading market share position in the industry. Zendesk’s focus on giving back to the community is a key asset for the firm, as it helps to attract and retain talent. The vision and mission of the company in this respect is driven from the executive suite to all levels of the organization.

Conclusion

We wish you the best in the New Year.  We are pleased that you have invested in the Trillium Small/Mid Cap Fund.

Sincerely,

Laura McGonagle,
Portfolio Manager

Trillium Small/Mid Cap Fund

SECTOR ALLOCATION at December 31, 2015 (Unaudited)

% of Net Assets

Financials	24.0%
Industrials	16.9%
Information Technology	16.9%
Consumer Discretionary	12.7%
Healthcare	11.9%
Consumer Staples	4.5%
Materials	4.5%
Utilities	4.3%
Energy	1.6%
Cash & Equivalents*	2.0%
Telecommunication Services	0.7%
Total	100.0%

*	Represents cash, short-term securities and liabilities in excess of other assets.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Unaudited)

Shares		Value

COMMON STOCKS: 91.7%

Banks: 10.3%
678	Eagle Bancorp,
	Inc. (a)	$34,219
787	East West
	Bancorp, Inc.	32,708
604	First Republic Bank	39,900
270	SVB Financial
	Group (a)	32,103
1,848	Umpqua Holdings
	Corp.	29,383
		168,313

Capital Goods: 14.0%
102	Acuity Brands, Inc.	23,848
252	AO Smith Corp.	19,306
416	Donaldson Co., Inc.	11,923
487	Hexcel Corp.	22,621
391	Lincoln Electric
	Holdings, Inc.	20,289
357	Middleby Corp. (a)	38,509
1,062	Quanta Services,
	Inc. (a)	21,506
410	SolarCity Corp. (a)	20,918
438	Westinghouse Air
	Brake Technologies
	Corp.	31,150
533	Xylem, Inc.	19,455
		229,525

Commercial & Professional Services: 1.5%
1,289	Interface, Inc.	24,671

Consumer Durables & Apparel: 6.1%
515	Deckers Outdoor
	Corp. (a)	24,308
937	Jarden Corp. (a)	53,522
437	Lululemon
	Athletica, Inc. (a)	22,929
		100,759

Consumer Services: 2.9%
165	Panera Bread Co. –
	Class A (a)	32,138
217	Starwood Hotels &
	Resorts
	Worldwide, Inc.	15,034
		47,172
Diversified Financials: 2.5%
396	Stifel Financial
	Corp. (a)	16,775
1,572	WisdomTree
	Investments, Inc.	24,649
		41,424
Energy: 1.6%
463	Atwood
	Oceanics, Inc.	4,736
232	ONEOK, Inc.	5,721
1,193	Superior Energy
	Services, Inc.	16,070
		26,527
Food & Staples Retailing: 2.3%
966	United Natural
	Foods, Inc. (a)	38,021

Food, Beverage & Tobacco: 1.1%
476	The WhiteWave
	Foods Co. (a)	18,521

Health Care Equipment & Services: 6.3%
485	DENTSPLY
	International, Inc.	29,512
968	Hologic, Inc. (a)	37,452
1,145	Omnicell, Inc. (a)	35,587
		102,551

Household & Personal Products: 1.1%
204	Church & Dwight
	Co., Inc.	17,316

Insurance: 3.1%
2,570	Genworth
	Financial, Inc. (a)	9,586
649	Horace Mann
	Educators Corp.	21,534
232	Reinsurance
	Group America, Inc.	19,848
		50,968

Materials: 4.5%
577	Minerals
	Technologies, Inc.	26,461
832	Owens-Illinois,
	Inc. (a)	14,493

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Unaudited), Continued

Shares		Value

Materials (Continued)
355	Sealed Air Corp.	$15,833
396	Sonoco Products Co.	16,185
		72,972

Media: 2.4%
599	IMAX Corp. (a)	21,288
417	John Wiley & Sons,
	Inc. – Class A	18,778
		40,066

Pharmaceuticals, Biotechnology
& Life Sciences: 3.9%
885	Cambrex Corp. (a)	41,675
166	Waters Corp. (a)	22,340
		64,015

Real Estate: 3.5%
679	CBRE Group, Inc. (a)	23,480
1,521	Forest City
	Enterprises, Inc. (a)	33,355
		56,835

Retailing: 1.3%
568	The Men’s
	Wearhouse, Inc.	8,338
244	Nordstrom, Inc.	12,154
		20,492

Semiconductors & Semiconductor
Equipment: 4.2%
537	First Solar, Inc. (a)	35,437
407	NXP Semiconductors
	NV (a)	34,290
		69,727

Software & Services: 5.9%
325	Akamai Technologies,
	Inc. (a)	17,105
286	ANSYS, Inc. (a)	26,455
383	LogMeIn, Inc. (a)	25,699
1,067	Zendesk, Inc. (a)	28,211
		97,470

Technology Hardware & Equipment: 6.8%
378	F5 Networks,
	Inc. (a)	36,651
191	IPG Photonics
	Corp. (a)	17,030
230	Palo Alto
	Networks, Inc. (a)	40,513
338	Rogers Corp. (a)	17,430
		111,624

Telecommunication Services: 0.7%
117	SBA
	Communications
	Corp. (a)	12,293

Transportation: 1.4%
301	JB Hunt Transport
	Services, Inc.	22,081

Utilities: 4.3%
640	Avista Corp.	22,637
358	ONE Gas, Inc.	17,961
830	Ormat
	Technologies, Inc.	30,270
		70,868
TOTAL COMMON STOCKS
(Cost $1,556,206)		1,504,211

REAL ESTATE INVESTMENT TRUSTS: 4.6%
734	Acadia Realty Trust	24,332
764	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.	14,455
608	LaSalle Hotel
	Properties	15,297
650	Tanger Factory
	Outlet Centers, Inc.	21,255
		75,339
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $76,326)		75,339

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Unaudited), Continued

Shares		Value

EXCHANGE TRADED FUNDS: 1.7%
543	PowerShares
	Dynamic
	Biotechnology &
	Genome
	Portfolio ETF	$27,432

TOTAL EXCHANGE TRADED FUNDS
(Cost $28,544)		27,432

SHORT-TERM INVESTMENTS: 7.9%

Money Market Funds: 7.9%
130,228	First American Prime
	Obligations Fund –
	Class Z, 0.210%^	130,228
TOTAL SHORT-TERM INVESTMENTS
(Cost $130,228)		130,228

TOTAL INVESTMENTS IN
SECURITIES: 105.9%
(Cost $1,791,304)		1,737,210
Liabilities in Excess of
Other Assets: (5.9)%		(96,548)
TOTAL NET ASSETS: 100.0%		$1,640,662

(a)	Non-income producing security.
^	Seven-day yield as of December 31, 2015.
ETF	Exchange Traded Fund

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2015 (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (each a “Fund” and collectively “Funds”), you incur two types of costs (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/15	12/31/15	7/1/15 – 12/31/15*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000.00	$ 992.50	$6.86
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.25	$6.95

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/15	12/31/15	7/1/15 – 12/31/15*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000.00	$ 993.90	$5.46
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.66	$5.53

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	8/31/15	12/31/15	8/31/15 – 12/31/15**
Trillium Small/Mid Cap Fund^
Institutional Class Actual	$1,000.00	$958.00	$3.22

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/15	12/31/15	7/1/15 – 12/31/15***
Trillium Small/Mid Cap Fund
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,020.21	$4.98

^	Commenced operations on August 31, 2015.
*
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 1.37% for the Retail Class and 1.09% for the Institutional Class multiplied by the average account value over the period multiplied by 184/366 (to reflect the one half-year period).

**
Expenses are equal to the annualized net expense ratio for the period of 0.98% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 123/366 (to reflect the period).

***
Hypothetical expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.98% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one half-year period).

Trillium Mutual Funds

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2015 (Unaudited)

	Portfolio 21	Trillium
	Global	Small/Mid Cap
	Equity Fund	Fund
ASSETS
Investments in securities, at value
Unaffiliated securities (cost $359,468,754 and
$1,791,304, respectively)	$427,124,258	$1,737,210
Affiliated securities (cost $1,968,648 and
$—, respectively)	2,293,027	—
Total Investments in securities, at value (cost
$361,437,402 and $1,791,304, respectively)	429,417,285	1,737,210
Foreign currency, at value
(cost $7,259 and $—, respectively)	7,189	—
Receivables:
Dividends and interest	1,136,802	1,470
Fund shares sold	1,411,983	—
Securities lending income	5,864	—
Prepaid expenses	18,732	16,006
Due from adviser	—	24,965
Total assets	431,997,855	1,779,651

LIABILITIES
Payables:
Payable for collateral received for securities loaned	7,516,350	—
Investment securities purchased	—	98,775
Fund shares redeemed	785,809	—
Investment advisory fees, net	321,695	—
Administration fees	66,438	10,690
Custody fees	23,161	1,798
Fund accounting fees	27,321	7,642
Distribution fees	156,691	—
Transfer agent fees	51,749	9,023
Chief Compliance Officer fees	2,259	2,260
Trustee fees	3,920	—
Other accrued expenses	45,037	8,801
Total liabilities	9,000,430	138,989
NET ASSETS	$422,997,425	$1,640,662

COMPONENTS OF NET ASSETS
Paid-in capital	$346,358,840	$1,693,292
Undistributed (accumulated) net
investment loss	(249,681)	1,836
Undistributed (accumulated) net realized gain (loss)
on investments and foreign currency transactions	9,002,243	(372)
Net unrealized appreciation (depreciation)
on investments	67,979,883	(54,094)
Net unrealized depreciation on foreign currency
and translation of other assets and liabilities
in foreign currency	(93,860)	—
Net assets	$422,997,425	$1,640,662

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2015 (Unaudited), Continued

	Portfolio 21	Trillium
	Global	Small/Mid Cap
	Equity Fund	Fund*
Retail Class:
Net assets	$260,556,023	$—
Shares issued and outstanding (unlimited number
of shares authorized without par value)	7,496,063	—
Net asset value, offering price, and
redemption price per share	$34.76	$—

Institutional Class:
Net assets	$162,441,402	$1,640,662
Shares issued and outstanding (unlimited number
of shares authorized without par value)	4,689,523	171,337
Net asset value, offering price,
and redemption price per share	$34.64	$9.58

*	Retail Class shares are not offered as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the six months ended December 31, 2015 (Unaudited)

	Portfolio 21	Trillium
	Global	Small/Mid Cap
	Equity Fund	Fund*
INVESTMENT INCOME
Dividends (net of foreign
withholding tax of $214,215)	$2,993,426	$5,480
Income from securities lending	20,882	—
Interest	1,240	34
Total investment income	3,015,548	5,514

EXPENSES (Note 3)
Investment advisory fees	1,930,568	2,815
Distribution fees – Retail Class	312,229	—
Transfer agent fees	131,865	10,702
Administration fees	128,631	14,447
Custody fees	69,854	1,798
Fund accounting fees	54,434	10,137
Registration fees	24,324	9,791
Miscellaneous expenses	23,764	758
Audit fees	12,429	8,668
Reports to shareholders	12,247	1,000
Trustee fees	7,997	1,899
Chief Compliance Officer fees	4,533	3,010
Legal fees	3,076	1,204
Insurance expense	1,445	256
Total expenses	2,717,396	66,485
Less: fees and expenses waived	—	(62,807)
Net expenses	2,717,396	3,678
Net investment income	298,152	1,836

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on unaffiliated investments
and foreign currency transactions	7,569,386	(372)
Net change in unrealized depreciation on:
Investments	(10,749,433)	(54,094)
Translation of other assets and liabilities
in foreign currency	(33,591)	—
Net unrealized depreciation	(10,783,024)	(54,094)
Net realized and unrealized loss on investments
and foreign currency transactions	(3,213,638)	(54,466)
Net decrease in net assets
resulting from operations	$(2,915,486)	$(52,630)

*	Commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2015	June 30,
	(Unaudited)	2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$298,152	$2,656,764
Net realized gain on unaffiliated investments,
affiliated investments (Note 6) and
foreign currency transactions	7,569,386	43,955,417
Net change in net unrealized depreciation
on investments and translation of other
assets and liabilities in foreign currency	(10,783,024)	(46,778,342)
Net decrease in net assets
resulting from operations	(2,915,486)	(166,161)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,115,254)	(2,213,536)
Institutional Class	(1,175,034)	(2,238,232)
From net realized gains
Retail Class	(13,467,782)	(30,052,964)
Institutional Class	(8,331,482)	(19,111,815)
Total distributions to shareholders	(24,089,552)	(53,616,547)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares –
Retail Class (a)	1,950,373	(4,434,743)
Net increase (decrease) in net assets derived
from net change in outstanding shares –
Institutional Class (b)	7,933,014	(2,105,698)
Total increase (decrease) in net assets
from capital share transactions	9,883,387	(6,540,441)
Total decrease in net assets	(17,121,651)	(60,323,149)

NET ASSETS
Beginning of period/year	440,119,076	500,442,225
End of period/year	$422,997,425	$440,119,076
Undistributed (accumulated) net
investment income (loss)	$(249,681)	$1,742,455

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2015		Year Ended
	(Unaudited)		June 30, 2015
	Shares	Value	Shares	Value
Shares sold	484,209	$17,527,311	982,919	$38,042,776
Shares issued in
reinvestment
of distributions	401,624	13,727,517	820,000	29,807,011
Shares redeemed	(808,301)	(29,304,455)	(1,866,215)	(72,284,530)
Net increase (decrease)	77,532	$1,950,373	(63,296)	$(4,434,743)

(b)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2015		Year Ended
	(Unaudited)		June 30, 2015
	Shares	Value	Shares	Value
Shares sold	669,550	$24,217,366	878,073	$34,420,567
Shares issued in
reinvestment
of distributions	247,758	8,438,633	519,725	18,834,842
Shares redeemed	(677,120)	(24,722,985)	(1,448,108)	(55,361,107)
Net increase (decrease)	240,188	$7,933,014	(50,310)	$(2,105,698)

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31,
2015*
(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,836
Net realized loss on investments	(372)
Change in net unrealized depreciation on investments	(54,094)
Net decrease in net assets resulting from operations	(52,630)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—
From net realized gains	—
Total distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
outstanding shares – Institutional Class (a)	1,693,292
Total increase in net assets from capital share transactions	1,693,292
Total increase in net assets	1,640,662

NET ASSETS
Beginning of period	—
End of period	$1,640,662
Undistributed net investment income	$1,836

(a)	Summary of capital share transactions is as follows:

	Period Ended
	December 31, 2015
	(Unaudited)*
	Shares	Value
Shares sold	171,337	$1,693,292
Net increase	171,337	$1,693,292

*	Commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class
	Six Months
	Ended
	December 31,
	2015		Year Ended June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value,
beginning of period/year	$37.11		$41.76	$35.79	$30.27	$33.67	$26.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	*	0.18 *	0.32 *	0.27 *	0.25 *	0.20
Net realized and unrealized
gain (loss) on investments	(0.32)		(0.33)	5.84	5.58	(3.41)	6.80
Total from investment
operations	(0.31)		(0.15)	6.16	5.85	(3.16)	7.00

LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.31)	(0.19)	(0.33)	(0.24)	(0.16)
From net realized gain	(1.88)		(4.19)	—	—	—	—
Total distributions	(2.04)		(4.50)	(0.19)	(0.33)	(0.24)	(0.16)
Paid-in capital from
redemption fees	—		—	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$34.76		$37.11	$41.76	$35.79	$30.27	$33.67
Total return	(0.75	)%^	(0.14)%	17.24%	19.41%	(9.34)%	26.12%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$260.6		$275.3	$312.5	$273.1	$235.5	$262.7
Portfolio turnover rate	15	%^	36%	40%	27%	28%	8%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.37	%+	1.40%	1.42%	1.44%	1.46%	1.45%
After fees waived/recouped
and expenses absorbed	1.37	%+	1.40%	1.42%	1.44%	1.46%	1.46%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.03	%+	0.46%	0.82%	0.78%	0.83%	0.67%
After fees waived/recouped
and expenses absorbed	0.03	%+	0.46%	0.82%	0.78%	0.83%	0.66%

*	Average shares method.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended
	December 31,
	2015		Year Ended June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value,
beginning of period/year	$37.05		$41.77	$35.74	$30.23	$33.64	$26.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.06	*	0.29 *	0.46 *	0.36 *	0.37 *	0.30
Net realized and unrealized
gain (loss) on investments	(0.32)		(0.33)	5.82	5.58	(3.45)	6.79
Total from investment
operations	(0.26)		(0.04)	6.28	5.94	(3.08)	7.09

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.49)	(0.25)	(0.43)	(0.33)	(0.25)
From net realized gain	(1.88)		(4.19)	—	—	—	—
Total distributions	(2.15)		(4.68)	(0.25)	(0.43)	(0.33)	(0.25)
Paid-in capital from
redemption fees	—		—	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$34.64		$37.05	$41.77	$35.74	$30.23	$33.64
Total return	(0.61	)%^	0.15%	17.61%	19.75%	(9.09)%	26.49%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$162.4		$164.8	$188.0	$144.9	$132.3	$176.7
Portfolio turnover rate	15	%^	36%	40%	27%	28%	8%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.09	%+	1.10%	1.12%	1.14%	1.16%	1.15%
After fees waived/recouped
and expenses absorbed	1.09	%+	1.10%	1.12%	1.14%	1.16%	1.16%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.31	%+	0.73%	1.17%	1.08%	1.21%	1.00%
After fees waived/recouped
and expenses absorbed	0.31	%+	0.73%	1.17%	1.08%	1.21%	0.99%

*	Average shares method.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Institutional Class

	Period Ended
	December 31,
	2015
	(Unaudited)*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.02
Net realized and unrealized loss on investments	(0.44)
Total from investment operations	(0.42)

Net asset value, end of period	$9.58
Total return	(4.20	)%^

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$1.6
Portfolio turnover rate	3	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	17.72	%+
After fees waived and expenses absorbed	0.98	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(16.25	)%+
After fees waived and expenses absorbed	0.49	%+

*	Commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to December 31, 2015.
**	Average shares method.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund (“Portfolio 21”) and Trillium Small/Mid Cap Fund (“SMID Fund”) (the “Funds” together) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

Portfolio 21 and the SMID Fund have Retail and Institutional shares. Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution fees. Portfolio 21 Retail shares also bear Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of Portfolio 21 is to seek long-term growth of capital. It seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria. The investment objective of SMID Fund is to seek long-term capital appreciation, which it seeks by identifying companies that it believes are strategic leaders, based on business models that are believed to be superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on U.S. national (or foreign) securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by Portfolio 21. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Portfolio 21’s securities traded on those foreign exchanges. Portfolio 21 utilizes a confidence level when determining the use of the FVIS provided prices. The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence level for each security for which it provides a price. If the FVIS provided price falls within the confidence level Portfolio 21 will value the particular security at that price. If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.  The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Accounting principles generally accepted in the United States of America, (U.S. GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

Portfolio 21 Global Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$4,541,350	$6,243,702	$—	$10,785,052
Banks	14,707,336	18,393,341	—	33,100,677
Capital Goods	8,455,430	20,722,430	—	29,177,860
Commercial &
Professional Services	9,320,170	5,256,933	—	14,577,103
Consumer Durables & Apparel	5,625,000	3,902,943	—	9,527,943
Consumer Services	5,356,450	4,678,648	—	10,035,098
Diversified Financials	17,592,190	—	—	17,592,190
Energy	—	4,306,506	—	4,306,506
Food, Beverage & Tobacco	2,104,000	4,392,300	—	6,496,300
Food & Staples Retailing	9,313,350	4,749,546	—	14,062,896
Health Care Equipment & Services	4,999,800	12,380,631	—	17,380,431
Household & Personal Products	5,230,120	4,205,144	—	9,435,264
Insurance	8,612,250	4,759,533	—	13,371,783
Materials	9,562,280	19,943,995	—	29,506,275
Media	—	4,585,366	—	4,585,366
Pharmaceuticals, Biotechnology
& Life Sciences	16,749,950	18,860,511	—	35,610,461
Real Estate	4,316,220	4,886,880	—	9,203,100
Retailing	10,802,800	3,719,830	—	14,522,630
Semiconductors &
Semiconductor Equipment	16,762,500	4,266,329	—	21,028,829
Software & Services	35,810,710	9,962,241	—	45,772,951
Technology Hardware
& Equipment	16,005,590	—	—	16,005,590
Telecommunication Services	4,622,000	9,042,816	—	13,664,816
Transportation	12,846,988	5,179,127	—	18,026,115
Utilities	6,476,250	7,691,687	—	14,167,937
Total Common Stocks	229,812,734	182,130,439	—	411,943,173
Preferred Stocks
Banks	1,627,500	—	—	1,627,500
Total Preferred Stocks	1,627,500	—	—	1,627,500
Real Estate Investment Trusts	2,081,200	4,316,853	—	6,398,053
Short-Term Investments	1,932,209	—	—	1,932,209
Investment purchased with cash
proceeds from securities lending	7,516,350	—	—	7,516,350
Total Investments in Securities	$242,969,993	$186,447,292	$—	$429,417,285

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

Transfers into Level 1	$5,230,120
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$5,230,120
Transfers into Level 2	$—
Transfers out of Level 2	(5,230,120)
Net transfers in and/or out of Level 2	$(5,230,120)

Trillium Small/Mid Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks^	$1,504,211	$—	$—	$1,504,211
Real Estate Investment Trusts^	75,339	—	—	75,339
Exchange Traded Funds^	27,432	—	—	27,432
Short-Term Investments	130,228	—	—	130,228
Total Investments in Securities	$1,737,210	$—	$—	$1,737,210

^ See Schedule of Investments for industry breakout.

The end of period timing recognition is used for the transfers between the levels of the Funds’ assets and liabilities.

Transfers for Portfolio 21 were made out of Level 2 into Level 1 as the security was valued using a closing price.

There were no transfers into or out of Level 1 or 2 as of December 31, 2015 for SMID Fund.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

C.
Federal Income Taxes. The Funds have elected to be taxed as a “registered investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

At June 30, 2015, there were no capital loss carryovers for Portfolio 21. SMID Fund was not operational as of fiscal year end June 30, 2015.

As of December 31, 2015, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of December 31, 2015, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted (U.S. GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Recent Accounting Pronouncement. In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Asset Management, LLC, (the “Adviser”) provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90% and 0.75% based upon the average daily net assets of Portfolio 21 and the SMID Fund, respectively. The amount of investment advisory fees incurred by the Funds for the period ended December 31, 2015, is disclosed in the Statements of Operations.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional shares. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from the SMID Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the period ended December 31, 2015, the Adviser waived $62,807 in fees in the SMID Fund. As of December 31, 2015, the remaining cumulative amount the Adviser may be reimbursed was $62,807.

The Adviser may recapture a portion of the above no later than the dates as stated below:

Date of Expiration	Amount
June 30, 2019	$62,807

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the period ended December 31, 2015, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail shares. No distribution fees are paid by Institutional shares.  These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the period ended December 31, 2015, are disclosed in the Statements of Operations.  As of December 31, 2015 the SMID Fund Retail shares are not offered.

Portfolio 21 has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail shares. All Arrangements must be approved by the Board of Trustees. For the period ended December 31, 2015, the Retail shares incurred $67,028 in Sub-Transfer Agent fees. As the Transfer Agent for the Funds, USBFS was paid $64,837 and $10,702 for the period ended December 31, 2015 for Portfolio 21 and SMID Fund, respectively.

NOTE 4 – SECURITIES LENDING

Portfolio 21 may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Portfolio 21 receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Portfolio 21 continues to receive interest payments or dividends on the securities loaned during the borrowing year. Portfolio 21 has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2015, Portfolio 21 had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Portfolio 21 could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Portfolio 21 is indemnified from this risk by contract with the securities lending agent.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

As of December 31, 2015, the market value of the securities on loan and payable on collateral due to broker were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$7,063,940	$7,516,350

Offsetting Assets and Liabilities. Portfolio 21 is subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow Portfolio 21 to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of December 31, 2015:

Portfolio 21 Global Equity Fund

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the
		Statements	Statement		Cash
	Gross	of Assets &	of Assets &	Financial	Collateral	Net
	Amounts	Liabilities:	Liabilities	Instruments	(Received)	Amount

Liabilities:
Securities
Lending	$7,516,350	$—	$7,516,350	$7,516,350	$—	$—

Portfolio 21 receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Prime Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The Schedule of Investments for Portfolio 21 includes the particular cash collateral holding as of December 31, 2015.  The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Portfolio 21 on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Statements of Operations. Fees and interest income earned on collateral investments and recognized by Portfolio 21 during the period ended December 31, 2015 was $20,882.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2015, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Portfolio 21 Global Equity Fund	$64,408,760	$74,288,753
Trillium Small/Mid Cap Fund	1,691,474	30,026

There were no purchases or sales of long-term U.S. Government securities for the period ended December 31, 2015.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Adviser. As of December 31, 2015, the market value of all securities of affiliated companies held in Portfolio 21 amounted to $2,293,027 representing 0.5% of net assets.  For the period ended December 31, 2015, Portfolio 21 had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance	Realized		Value	Acqui-
	July 1,			Dec. 31,	Gain	Dividend	Dec. 31,	sition
Issuer	2015	Purchases	Sales	2015	(Loss)	Income	2015	Cost
New Resource
Bank	447,420	—	—	447,420	$—	$—	$2,293,027	$1,968,648
Total							$2,293,027	$1,968,648

As of December 31, 2015 the SMID Fund did not have investments in affiliates.

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio 21 tax character of distributions paid during the period ended December 31, 2015 (estimated) and the year ended June 30, 2015, was as follows:

	December 31, 2015	June 30, 2015
Distributions paid from:
Ordinary income	$2,290,288	$7,403,876
Long-term capital gain	21,586,746	46,212,671
Short-term capital gain	212,518	—

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Unaudited), Continued

The SMID Fund did not have any distributions during the period ended December 31, 2015.

As of June 30, 2015, Portfolio 21 components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$366,439,922
Gross tax unrealized appreciation	95,175,275
Gross tax unrealized depreciation	(16,446,409)
Net tax unrealized appreciation	78,728,866
Undistributed ordinary income	2,086,399
Undistributed long-term capital gain	22,888,627
Total distributable earnings	24,975,026
Other accumulated gain/(loss)	(60,269)
Total accumulated gain/(loss)	$103,643,623

The difference between book and tax-basis unrealized appreciation is attributable to wash sales.

The SMID Fund had not yet commenced operations as of the fiscal year ended June 30, 2015.

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. (the “Bank”) has made available to Portfolio 21 a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. At December 31, 2015, the maximum line of credit was $20,000,000. During the period ended December 31, 2015, Portfolio 21 drew on the line of credit.  For the period ended December 31, 2015, the average interest rate on the outstanding balance for Portfolio 21 was 3.50%. Interest expenses for the period ended December 31, 2015 was $2,116.  Advances are not collateralized by a first lien against Portfolio 21’s assets.  During the period ended December 31, 2015, the average daily balance for Portfolio 21 was $118,625.  There was no line of credit payable balance in Portfolio 21 at December 31, 2015.

Trillium Small/Mid Cap Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on November 17-18, 2014, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) for the Trillium Small/Mid Cap Fund (the “Fund”), a new series of Professionally Managed Portfolios, with Trillium Asset Management, LLC (the “Adviser”).  At the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Adviser that would be involved in the day-to-day activities of the Fund.  The Board reviewed the proposed services the Adviser would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by the Adviser or its affiliates.  The Board also considered the structure of the Adviser’s compliance procedures and the trading capability of the Adviser.  After reviewing the Adviser’s compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2.
The Fund’s historical performance and the overall performance of the Adviser.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider the performance history of the Adviser with respect to similarly-managed separate accounts.

Trillium Small/Mid Cap Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
Costs of Services Provided and Profits Realized by the Adviser.  In considering the proposed advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds as determined by Morningstar and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements. The Trustees noted that the Adviser had contractually agreed to maintain certain annual expense ratios for the Fund.  The Trustees also took into consideration the services the Adviser provided to its institutional and separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were in line with the fees charged by the Adviser to its separately managed account clients.

The Board noted that the proposed advisory fee was 0.75%% of the average daily net assets, while the net expense ratio the Adviser had contractually agreed to maintain was 0.98% for the Institutional Class and 1.33% for the Retail Class.  The Trustees also noted that the proposed advisory fee and net expense ratio were below its category peer group median.

The Board concluded that the fees to be received by the Adviser were fair and reasonable.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, as they had yet to commence operations, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of the Adviser from managing the new Fund.  In assessing possible profitability, the Trustees reviewed the Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser from advising the Fund, including 12b-1 distribution fees for Retail Class shares of the Fund.  The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Trillium Small/Mid Cap Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Trillium Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how Portfolio 21 voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain Portfolio 21 proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Portfolio 21 Global Equity Fund – Retail Class
Symbol – PORTX   CUSIP – 742935588

Portfolio 21 Global Equity Fund – Institutional Class
Symbol – PORIX   CUSIP – 742935356

Trillium Small/Mid Cap Fund – Institutional Class
Symbol – TSMDX   CUSIP – 74316P785

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President, Principal Executive Officer

Date  3/1/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Elaine E. Richards
 Elaine E. Richards, President, Principal Executive Officer

Date  3/1/16

By (Signature and Title)* /s/ Eric C. VanAndel
  Eric C. VanAndel, Treasurer, Principal Financial Officer

Date  2/29/16

* Print the name and title of each signing officer under his or her signature.